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                                                                Exhibit (a)(xii)

                            FORM OF AMENDMENT No. 19
                            Dated September 18, 2002
                                       to
                              DECLARATION OF TRUST

     Effective November 30, 2002, the Declaration of Trust of Fifth Third Funds, a Massachusetts business trust, is amended as follows:

1. The first paragraph of Section 5 of Article III from the Declaration of Trust is replaced by the following:

              "Section 5. Establishing and Designation of Series or Class. Without limiting the authority of the Trustees set forth in Article XII, Section 8, inter alia, to establish and designate any additional Series or Class, or to modify the rights and preferences of any existing Series or Class, the Series and Classes of the Trust shall be, and hereby are, established and designated as:

         Fifth Third Government Money Market Fund;
                  Class A Shares;
                  Institutional Shares;

         Fifth Third Prime Money Market Fund;
                  Class A Shares;
                  Class B Shares;
                  Class C Shares;
                  Institutional Shares;
                  Advisor Shares;

         Ffth Third Municipal Money Market Fund;
                  Class A Shares;
                  Institutional Shares;

         Fifth Third Quality Growth Fund;
                  Class A Shares;
                  Class B Shares;
                  Class C Shares;
                  Institutional Shares;
                  Advisor Shares;

         Fifth Third Disciplined Large Cap Value Fund;
                  Class A Shares;
                  Class B Shares;
                  Class C Shares;
                  Institutional Shares;

         Fifth Third Large Cap Opportunity Fund;
                  Class A Shares;
                  Class B Shares;
                  Class C Shares;
                  Institutional Shares;

         Fifth Third Balanced Fund;
                  Class A Shares;
                  Class B Shares;
                  Class C Shares;
                  Institutional Shares;

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                  Advisor Shares;

         Fifth Third Mid Cap Growth Fund;
                  Class A Shares;
                  Class B Shares;
                  Class C Shares;
                  Institutional Shares;
                  Advisor Shares;

         Fifth Third International Equity Fund;
                  Class A Shares;
                  Class B Shares;
                  Class C Shares;
                  Institutional Shares;

         Fifth Third Technology Fund;
                  Class A Shares;
                  Class B Shares;
                  Class C Shares;
                  Institutional Shares;
                  Advisor Shares;

         Fifth Third Intermediate Bond Fund;
                  Class A Shares;
                  Class B Shares;
                  Class C Shares;
                  Institutional Shares;

         Fifth Third Bond Fund;
                  Class A Shares;
                  Class B Shares;
                  Class C Shares;
                  Institutional Shares;
                  Advisor Shares

         Fifth Third U. S. Government Bond Fund;
                  Class A Shares;
                  Class B Shares;
                  Class C Shares;
                  Institutional Shares;

         Fifth Third Intermediate Municipal Bond Fund;
                  Class A Shares;
                  Class B Shares;
                  Class C Shares;
                  Institutional Shares;

         Fifth Third Ohio Municipal Bond Fund;
                  Class A Shares;
                  Class B Shares;
                  Class C Shares;
                  Institutional Shares;

         Fifth Third U.S. Treasury Money Market Fund;
                  Institutional Shares;
                  Service Shares;

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         Fifth Third Strategic Income Fund;
                  Class C Shares;
                  Institutional Shares;
                  Advisor Shares;

         Fifth Third Multi Cap Value Fund;
                  Class A Shares;
                  Class B Shares;
                  Class C Shares;
                  Institutional Shares;
                  Advisor Shares;

         Fifth Third Worldwide Fund
                  Class C Shares;
                  Institutional Shares;
                  Advisor Shares;

         Fifth Third Micro Cap Value Fund;
                  Class A Shares;
                  Class B Shares;
                  Class C Shares;
                  Institutional Shares;
                  Advisor Shares;

         Fifth Third Institutional Government Money Market Fund;
                  Class A Shares;
                  Class B Shares;
                  Class C Shares;
                  Institutional Shares;
                  Service Shares;

         Fifth Third Institutional Money Market Fund;
                  Institutional Shares;
                  Service Shares;

         Fifth Third Michigan Municipal Money Market Fund;
                  Class A Shares;
                  Institutional Shares;

         Fifth Third International GDP Fund;
                  Class A Shares;
                  Class B Shares;
                  Class C Shares;
                  Institutional Shares;

         Fifth Third Small Cap Growth Fund;
                  Class A Shares;
                  Class B Shares;
                  Class C Shares;
                  Institutional Shares;
                  Advisor Shares;

         Fifth Third Large Cap Core Fund;
                  Class A Shares;
                  Class B Shares;
                  Class C Shares;
                  Institutional Shares;

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         Fifth Third Equity Index Fund;
                  Class A Shares;
                  Class B Shares;
                  Class C Shares;
                  Institutional Shares;
                  Advisor Shares;

         Fifth Third Short Term Bond Fund;
                  Class A Shares;
                  Institutional Shares;

         Fifth Third Michigan Municipal Bond Fund;
                  Class A Shares;
                  Class B Shares;
                  Class C Shares;
                  Institutional Shares;

         Fifth Third Municipal Bond Fund;
                  Class A Shares;
                  Class B Shares;
                  Class C Shares;
                  Institutional Shares;
                  Advisor Shares;

         Fifth Third Ohio Tax Exempt Money Market Fund;
                  Class A Shares;
                  Institutional Shares;

         Fifth Third LifeModel Conservative Fund(SM);
                  Class A Shares;
                  Class B Shares;
                  Class C Shares;
                  Institutional Shares;

         Fifth Third LifeModel Moderately Conservative Fund(SM);
                  Class A Shares;
                  Class B Shares;
                  Class C Shares;
                  Institutional Shares;

         Fifth Third LifeModel Moderate Fund(SM);
                  Class A Shares;
                  Class B Shares;
                  Class C Shares;
                  Institutional Shares;

         Fifth Third LifeModel Moderately Aggressive Fund(SM);
                  Class A Shares;
                  Class B Shares;
                  Class C Shares;
                  Institutional Shares;

         Fifth Third LifeModel Aggressive Fund(SM);
                  Class A Shares;
                  Class B Shares;
                  Class C Shares; and

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               Institutional Shares;

         Fifth Third Small Cap Value Fund;
               Class A Shares;
               Class B Shares;
               Class C Shares;
               Institutional Shares; and
               Advisor Shares.

     The remainder of Section 5 of Article III of the Declaration of Trust shall remain in effect as previously constituted.

     The undersigned Secretary of Fifth Third Funds hereby certifies that the above-stated Amendment is a true and correct Amendment of the Declaration of Trust, as adopted by the Board of Trustees on the 18/th/ day of September, 2002.

     WITNESS the due execution hereof this _____ day of _____________, 2002.



                                    ________________________
                                    Rodney L. Ruehle
                                    Secretary

STATE OF OHIO

COUNTY OF FRANKLIN

     On __________________, 2002, there appeared before me the above-named Rodney L. Ruehle, to me personally known, who did acknowledge the foregoing instrument to be his free act and deed in his capacity as Secretary of FIFTH THIRD FUNDS, a Massachusetts business trust.

                                    ________________________
                                    Notary Public
                                    My Commission expires:

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[NOTARIAL SEAL]